TEMPLETON GLOBAL
INVESTMENT TRUST

STATEMENT OF
ADDITIONAL INFORMATION                                                      LOGO
                                              700 CENTRAL AVENUE, P.O. BOX 33030

AUGUST 1, 1997                     ST. PETERSBURG, FL 33733-8030  1-800/DIAL BEN
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
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CONTENTS                                 PAGE
How Do the Funds Invest Their Assets?...     2
What Are the Fund's Potential Risks?....     6
Investment Restrictions.................     9
Officers and Trustees...................    11
Investment Management and Other
  Services..............................    17
How Do the Funds Buy Securities for
  Their Portfolios?.....................    19
How Do I Buy, Sell and Exchange
  Shares?...............................    21
How Are Fund Shares Valued?.............    24
Additional Information on Distributions
  and Taxes.............................    25
The Funds' Underwriter..................    29
How Do the Funds Measure
  Performance?..........................    31
Miscellaneous Information...............    35
Financial Statements....................    36
Useful Terms and Definitions............    37
Appendix................................    38
Description of Ratings..................    38

---------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
---------------------------------------------------------

Templeton Global Investment Trust (the "Trust") is an open-end management investment company with five separate series. There are four diversified series:
Templeton Growth and Income Fund ("Growth and Income Fund"); Templeton Global Infrastructure Fund ("Infrastructure Fund"); Templeton Greater European Fund ("Greater European Fund"); and Templeton Latin America Fund ("Latin America Fund"). There is also one non-diversified series: Templeton Americas Government Securities Fund ("Americas Government Securities Fund").

Each Fund may, separately or collectively, be referred to as the "Fund" or "Funds," or individually by its name.

Growth and Income Fund's investment objective is high total return, which it seeks to achieve primarily by investing in equity and debt securities of domestic and foreign companies. The Fund changed its name from Templeton Global Rising Dividends Fund on July 10, 1995.

Infrastructure Fund's investment objective is long-term capital growth, which it seeks to achieve primarily by investing in securities of domestic and foreign companies that are principally engaged in the development, operation or rehabilitation of the physical and social infrastructures of various nations.

Greater European Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing in equity securities of companies in Greater Europe (Western, Central and Eastern Europe and Russia).

Latin America Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing in equity securities and debt obligations of issuers in Latin American countries.

Americas Government Securities Fund's investment objective is a high level of current income. Its secondary objective is total return. It seeks to achieve these objectives by investing in debt securities of governmental entities located in the Western Hemisphere.

Each Fund's Prospectus, dated August 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI describes each Fund's (except Americas Government Securities Fund) Class I and Class II shares. Americas Government Securities Fund offers one class of shares. Greater European Fund and Latin America Fund currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH FUND'S PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

   - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;

   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.
                                                              TLGIT SAI 08/97

HOW DO THE FUNDS INVEST THEIR ASSETS?
---------------------------------------------------------

Investment Policies. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "How Does the Fund Invest Its Assets?"

Repurchase Agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager of each Fund will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Debt Securities. The Funds may invest in debt securities that are rated in any rating category by S&P or Moody's or that are unrated by any rating agency. As an operating policy, which may be changed by the Board without shareholder approval, neither Growth and Income Fund, Infrastructure Fund, Greater European Fund, nor Latin America Fund will invest more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Americas Government Securities Fund may invest up to 100% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than do higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

A Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to generally be relieved of federal tax liabilities, a Fund must distribute all of its net income and gains to shareholders (see "Additional Information on Distributions and Taxes") generally on an annual basis. A Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

Structured Investments. Included among the issuers of debt securities in which each Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which each Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although each Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of such Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. A Fund's investment in these structured investments may be limited by its investment restrictions. See "Investment Restrictions" below. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.

Convertible Securities. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed-income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed-income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The investment value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The conversion value of a convertible security is influenced by the value of the underlying common stock.

Futures Contracts. Each Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settle-ment date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Options on Securities, Indices and Futures. Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

Each Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, each Funds' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of a Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily marketable. See "Investment Restrictions."

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

WHAT ARE THE FUND'S POTENTIAL RISKS?
---------------------------------------------------------

Each Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

As a non-fundamental policy, Infrastructure Fund, Growth and Income Fund, Greater European Fund and Latin America Fund will each limit its investment in Russian securities to 5% of its total assets. There can be no assurance that appropriate sub-custody arrangements will be available to the Funds if and when one or more of the Funds seeks to invest a portion of its assets in Russian securities.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Rus-sian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issues deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America Fund's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and
(vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Funds' portfolio securities are denominated may have a detrimental impact on the Funds. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the Funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of an Investment Manager, any losses resulting from the holding of portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Additional risks may be involved with the Funds' special investment techniques, including loans of portfolio securities and borrowing for investment purposes. These risks are described under the heading "How Does the Fund Invest Its Assets? -- Types of Securities In Which the Fund May Invest" in each Fund's Prospectus.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of a Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of a Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

Each Fund MAY NOT:

 1. Invest in real estate or mortgages on real estate (although the Funds may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in each Fund's Prospectus).

 2. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of a Fund's total assets (a) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (b) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to Americas Government Securities Fund.

 3. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short, except that each Fund may make margin payments in connection with futures, options and currency transactions.

 4. Loan money, except that a Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements and (c) lend its portfolio securities.

 5. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

 6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

 7. Invest more than 25% of its total assets in a single industry.

 8. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Do the Funds Buy Securities for Their Portfolios?") as to transactions in the same securities for the Funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Restrictions. Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, a Fund MAY NOT:

 1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

 2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

 3. Invest more than 5% of its net assets in warrants whether or not listed on the NYSE or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

 4. Purchase or sell real estate limited partnership interests.

 5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

 6. Invest for the purpose of exercising control over management of any company.

 7. Purchase more than 10% of a company's outstanding voting securities.

 8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities are not subject to the 10% limitation on restricted securities, although a Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

Each Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Trustee               Chairman of the board, president and chief
 Metro Center                                       executive officer of General Host Corporation
 1 Station Place                                    (nursery and craft centers); director of RBC
 Stamford, Connecticut                              Holdings Inc. (a bank holding company) and
 Age 65                                             Bar-S Foods (a meat packing company); and
                                                    director or trustee of 53 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
* NICHOLAS F. BRADY           Trustee               Chairman of Templeton Emerging Markets
 The Bullitt House                                  Investment Trust PLC; chairman of Templeton
 102 East Dover Street                              Latin America Investment Trust PLC; chairman of
 Easton, Maryland                                   Darby Overseas Investments, Ltd. (an investment
 Age 67                                             firm) (1994-present); chairman and director of
                                                    Templeton Central and Eastern European
                                                    Investment Company; director of the Amerada
                                                    Hess Corporation, Christiana Companies, and the
                                                    H.J. Heinz Company; formerly, Secretary of the
                                                    United States Department of the Treasury
                                                    (1988-1993) and chairman of the board of
                                                    Dillon, Read & Co. Inc. (investment banking)
                                                    prior to 1988; and director or trustee of 23 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* MARTIN L. FLANAGAN          Trustee and Vice      Senior vice president, chief financial officer
 777 Mariners Island Blvd.    President             and treasurer of Franklin Resources, Inc.;
 San Mateo, California                              director and executive vice president of
 Age 37                                             Templeton Worldwide, Inc.; director, executive
                                                    vice president and chief operating officer of
                                                    Templeton Investment Counsel, Inc.; senior vice
                                                    president and treasurer of Franklin Advisers,
                                                    Inc.; treasurer of Franklin Advisory Services,
                                                    Inc.; treasurer and chief financial officer of
                                                    Franklin Investment Advisory Services, Inc.;
                                                    president of Franklin Templeton Services, Inc.;
                                                    senior vice president of Franklin/Templeton
                                                    Investor Services, Inc.; and officer and/or
                                                    director or trustee, as the case may be, of 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Trustee               Member of the law firm of Pitney, Hardin, Kipp
 200 Campus Drive                                   & Szuch; director of General Host Corporation
 Florham Park, New Jersey                           (nursery and craft centers); and director or
 Age 65                                             trustee of 55 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 JOHN Wm. GALBRAITH           Trustee               President of Galbraith Properties, Inc.
 360 Central Avenue                                 (personal investment company); director of Gulf
 Suite 1300                                         West Banks, Inc. (bank holding company)
 St. Petersburg, Florida                            (1995-present); formerly, director of
 Age 75                                             Mercantile Bank (1991-1995), vice chairman of
                                                    Templeton, Galbraith & Hansberger Ltd.
                                                    (1986-1992) and chairman of Templeton Funds
                                                    Management, Inc. (1974-1991); and director or
                                                    trustee of 22 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Trustee               Consultant for the Triangle Consulting Group;
 150 Second Avenue N.                               executive-in-residence of Eckerd College
 St. Petersburg, Florida                            (1991-present); formerly, chairman of the board
 Age 74                                             and chief executive officer of Florida Progress
                                                    Corporation (1982-1990) and director of various
                                                    of its subsidiaries; and director or trustee of
                                                    24 of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY             Trustee               Director (1993-present) of Amerada Hess
 3239 38th Street, N.W.                             Corporation and Hercules Incorporated; director
 Washington, DC 20016                               of Beverly Enterprises, Inc. (1995-present) and
 Age 45                                             H.J. Heinz Company (1994-present); chairman
                                                    (1995-present) and trustee (1993-present) of
                                                    National Child Research Center; formerly,
                                                    assistant to the President of the United States
                                                    and Secretary of the Cabinet (1990-1993),
                                                    general counsel to the United States Treasury
                                                    Department (1989-1990) and counselor to the
                                                    Secretary and Assistant Secretary for Public
                                                    Affairs and Public Liaison -- United States
                                                    Treasury Department (1988-1989); and director
                                                    or trustee of 16 of the investment companies in
                                                    the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Chairman of           President, chief executive officer and director
 777 Mariners Island Blvd.    the Board and         of Franklin Resources, Inc.; chairman of the
 San Mateo, California        Vice President        board and director of Franklin Advisers, Inc.,
 Age 64                                             Franklin Investment Advisory Services, Inc.,
                                                    Franklin Advisory Services, Inc. and Franklin
                                                    Templeton Distributors, Inc.; director of
                                                    Franklin/Templeton Investor Services, Inc.,
                                                    Franklin Templeton Services, Inc. and General
                                                    Host Corporation (nursery and craft centers);
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 54 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Trustee               Director or trustee of various civic
 2201 Kentmere Parkway                              associations; formerly, economic analyst, U.S.
 Wilmington, Delaware                               government; and director or trustee of 23 of
 Age 68                                             the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Trustee               Chairman of White River Corporation (financial
 8212 Burning Tree Road                             services); director of Fund American
 Bethesda, Maryland                                 Enterprises Holdings, Inc., MCI Communications
 Age 69                                             Corporation, CCC Information Services Group,
                                                    Inc. (information services), MedImmune, Inc.
                                                    (biotechnology), Shoppers Express (home
                                                    shopping) and Spacehab, Inc. (aerospace
                                                    technology); formerly, chairman of Hambrecht
                                                    and Quist Group, director of H&Q Healthcare
                                                    Investors and president of the National
                                                    Association of Securities Dealers, Inc.; and
                                                    director or trustee of 50 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Trustee               Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                               director of various business and nonprofit
 Fort Lauderdale, Florida                           organizations; formerly, chairman and chief
 Age 68                                             executive officer of Landmark Banking
                                                    Corporation (1969-1978), financial vice
                                                    president of Florida Power and Light
                                                    (1965-1969), and vice president of the Federal
                                                    Reserve Bank of Atlanta (1958-1965); and
                                                    director or trustee of 24 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            President             President and director of Templeton Global
 Lyford Cay                                         Advisor Limited; chief investment officer of
 Nassau, Bahamas                                    global equity research for Templeton Worldwide,
 Age 37                                             Inc.; formerly, investment administrator with
                                                    RoyWest Trust Corporation (Bahamas) Limited
                                                    (1984-1985); and officer of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President        Executive vice president and director of
 777 Mariners Island Blvd.                          Franklin Resources, Inc. and Franklin Templeton
 San Mateo, California                              Distributors, Inc.; president and director of
 Age 56                                             Franklin Advisers, Inc.; senior vice president
                                                    and director of Franklin Advisory Services,
                                                    Inc.; director of Franklin/Templeton Investor
                                                    Services, Inc.; and officer and/or director or
                                                    trustee, as the case may be, of most other
                                                    subsidiaries of Franklin Resources, Inc. and 58
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President        Executive vice president, secretary and
 777 Mariners Island Blvd.                          director of Franklin Resources, Inc.; executive
 San Mateo, California                              vice president and director of Franklin
 Age 52                                             Templeton Distributors, Inc. and Franklin
                                                    Templeton Services, Inc.; executive vice
                                                    president of Franklin Advisers, Inc.; director
                                                    of Franklin/Templeton Investor Services, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of most of the other subsidiaries
                                                    of Franklin Resources, Inc. and 58 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           Vice President        Senior vice president and director of Franklin
 500 East Broward Blvd.                             Resources, Inc.; senior vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 41                                             president and director of Templeton Worldwide,
                                                    Inc.; president, chief executive officer, chief
                                                    investment officer and director of Franklin
                                                    Institutional Services Corporation; chairman
                                                    and director of Templeton Investment Counsel,
                                                    Inc.; vice president of Franklin Advisers,
                                                    Inc.; officer and/or director of some of the
                                                    other subsidiaries of Franklin Resources, Inc.;
                                                    and officer and/or director or trustee, as the
                                                    case may be, of 37 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President        Senior vice president and general counsel of
 777 Mariners Island Blvd.                          Franklin Resources, Inc.; senior vice president
 San Mateo, California                              of Franklin Templeton Services, Inc. and
 Age 48                                             Franklin Templeton Distributors, Inc.; vice
                                                    president of Franklin Advisers, Inc. and
                                                    Franklin Advisory Services, Inc.; vice
                                                    president, chief legal officer and chief
                                                    operating officer of Franklin Investment
                                                    Advisory Services, Inc.; and officer of 58 of
                                                    the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 SAMUEL J. FORESTER, JR.      Vice President        Vice president of 10 of the investment
 500 East Broward Blvd.                             companies in the Franklin Templeton Group of
 Fort Lauderale, Florida                            Funds; formerly, president of the Templeton
 Age 49                                             Global Bond Managers, a division of Templeton
                                                    Investment Counsel, Inc.; founder and partner
                                                    of Forester, Hairston Investment Management
                                                    (1989-1990), managing director (Mid-East
                                                    Region) of Merrill Lynch, Pierce, Fenner &
                                                    Smith Inc. (1987-1988) and advisor for Saudi
                                                    Arabian Monetary Agency (1982-1987).
---------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President        Vice president and treasurer of Templeton
 500 East Broward Blvd.                             Worldwide, Inc.; assistant vice president of
 Fort Lauderdale, Florida                           Franklin Templeton Distributors, Inc.;
 Age 57                                             formerly, vice president and controller of the
                                                    Keystone Group, Inc.; and officer of 27 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 GARY R. CLEMONS              Vice President        Senior vice president of Templeton Investment
 500 East Broward Blvd.                             Counsel, Inc.; and formerly, research analyst
 Fort Lauderdale, Florida                           for Templeton Quantitative Advisors, Inc.
 Age 40
---------------------------------------------------------------------------------------------------
 DOUGLAS R. LEMPEREUR         Vice President        Senior vice president of the Templeton Global
 500 East Broward Blvd.                             Bond Managers, a division of Templeton
 Fort Lauderdale, Florida                           Investment Counsel, Inc.; formerly, securities
 Age 48                                             analyst for Colonial Management Associates
                                                    (1985-1988), Standish, Ayer & Wood (1977-1985),
                                                    and The First National Bank of Chicago
                                                    (1974-1977); and officer of 3 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 NEIL S. DEVLIN               Vice President        Executive vice president and chief investment
 500 East Broward Blvd.                             officer of Templeton Global Bond Managers, a
 Fort Lauderdale, Florida                           division of Templeton Investment Counsel, Inc.;
 Age 40                                             formerly, portfolio manager and bond analyst
                                                    for Constitution Capital Management
                                                    (1985-1987), and a bond trader and research
                                                    analyst for the Bank of New England
                                                    (1982-1985); and officer of 4 of the investment
                                                    companies in the Franklin Templeton Group of
                                                    Funds.
---------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer             Certified public accountant; treasurer of
 500 East Broward Blvd.                             Franklin Mutual Advisers, Inc.; senior vice
 Fort Lauderdale, Florida                           president of Templeton Worldwide, Inc.,
 Age 43                                             Templeton Global Investors, Inc. and Templeton
                                                    Funds Trust Company; formerly, senior tax
                                                    manager with Ernst & Young (certified public
                                                    accountants) (1977-1989); and treasurer of 24
                                                    of the investment companies in the Franklin
                                                    Templeton Group of Funds.
---------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President-       General counsel, secretary and a senior vice
 500 East Broward Blvd.       Compliance            president of Templeton Investment Counsel,
 Fort Lauderdale, Florida                           Inc.; senior vice president of Templeton Global
 Age 42                                             Investors, Inc.; formerly, vice president and
                                                    associate general counsel of Kidder Peabody &
                                                    Co. Inc. (1989-1990), assistant general counsel
                                                    of Gruntal & Co., Inc. (1988), vice president
                                                    and associate general counsel of Shearson
                                                    Lehman Hutton Inc. (1988), vice president and
                                                    assistant general counsel of E.F. Hutton & Co.
                                                    Inc. (1986-1988), and special counsel of the
                                                    Division of Investment Management of the U.S.
                                                    Securities and Exchange Commission (1984-1986);
                                                    and officer of 23 of the investment companies
                                                    in the Franklin Templeton Group of Funds.
---------------------------------------------------------------------------------------------------

                                Positions and
                                   Offices
   Name, Age and Address       with the Trust       Principal Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary             Senior vice president of Templeton Worldwide,
 500 East Broward Blvd.                             Inc. and an officer of other subsidiaries of
 Fort Lauderdale, Florida                           Templeton Worldwide, Inc.; senior vice
 Age 49                                             president of Templeton Global Investors, Inc.;
                                                    formerly, deputy director of the Division of
                                                    Investment Management, executive assistant and
                                                    senior advisor to the chairman, counsellor to
                                                    the chairman, special counsel and attorney
                                                    fellow, U.S. Securities and Exchange Commission
                                                    (1986-1995), attorney, Rogers & Wells, and
                                                    judicial clerk, U.S. District Court (District
                                                    of Massachusetts); and secretary of 23 of the
                                                    investment companies in the Franklin Templeton
                                                    Group of Funds.

--------------------------------------------------------------------------------

* Nicholas F. Brady, Martin L. Flanagan and Charles B. Johnson are "interested persons" of the Trust under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources. Martin L. Flanagan is an interested person due to his employment affiliation with Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Trust are not interested persons (the "independent members of the Board").

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Trust pays the nonaffiliated Board members and Mr. Brady an annual retainer of $1,000, a fee of $100 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                           TOTAL FEES            NUMBER OF BOARDS IN
                                    TOTAL FEES         RECEIVED FROM THE        THE FRANKLIN TEMPLETON
                                   RECEIVED FROM       FRANKLIN TEMPLETON         GROUP OF FUNDS ON
                  NAME             THE TRUST(1)        GROUP OF FUNDS(2)         WHICH EACH SERVES(3)
        ----------------------------------------------------------------------------------------------
        Harris J. Ashton........      $ 1,500               $343,592                      53
        Nicholas F. Brady.......        1,500                119,275                      23
        S. Joseph Fortunato.....        1,500                360,412                      55
        John Wm. Galbraith......        1,503                102,475                      22
        Andrew H. Hines, Jr.....        1,603                130,525                      24
        Edith E. Holiday(4).....          700                 15,450                      16
        Betty P. Krahmer........        1,500                119,275                      23
        Gordon S. Macklin.......        1,500                335,542                      50
        Fred R. Millsaps........        1,603                130,525                      24

       (1) For the fiscal year ended March 31, 1997.
       (2) For the calendar year ended December 31, 1996.
       (3) We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 170 U.S. based funds or series.
       (4) Ms. Holiday was appointed a trustee on December 3, 1996.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of July 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Funds: approximately 1,305 shares of Growth and Income Fund -- Class I, 976 shares of Infrastructure Fund -- Class I, 411 shares of Americas Government Securities Fund, 252 shares of Greater European Fund -- Class I and 239 shares of Latin America Fund -- Class I, or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT
AND OTHER SERVICES
---------------------------------------------------------

Investment Managers and Services Provided. The Investment Manager of Growth and Income Fund and Greater European Fund is Global Advisors. The Investment Manager of Infrastructure Fund and Latin America Fund is Investment Counsel. Americas Government Securities Fund's Investment Manager is Investment Counsel, through its Global Bond Managers division. Each Fund's Investment Manager provides investment research and portfolio management services, including the selection of securities for a Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Global Advisors renders its services to the Funds from outside the U.S. Each Investment Manager's activities are subject to the review and supervision of the Board to whom the Investment Manager renders periodic reports of a Fund's investment activities. Each Investment Manager and its officers, directors and employees are covered by fidelity insurance for the protection of each Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. Each Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of each Fund. Similarly, with respect to a Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. An Investment Manager is not obligated to refrain from investing in securities held by a Fund or other funds that it manages. Of course, any transactions for the accounts of an Investment Manager and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

Under an agreement with Investment Counsel, Advisers is the sub-advisor for Americas Government Securities Fund. Advisers provides Investment Counsel with investment management advice and assistance. Advisers provides Investment Counsel on an ongoing basis with research services, including information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to securities.

Management Fees. Under its investment management agreement each Fund pays an investment management fee. Growth and Income Fund pays Global Advisors a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Infrastructure Fund pays Investment Counsel a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Americas Government Securities Fund pays Investment Counsel a monthly fee equal on an annual basis to 0.60% of its average daily net assets. Greater European Fund pays Global Advisors a monthly fee equal on an annual basis to 0.75% of its average daily net assets. Latin America Fund pays Investment Counsel a monthly fee equal on an annual basis to 1.25% of its average daily net assets. The fees are computed at the close of business on the last business day of each month. Each class of each Fund pays its proportionate share of the management fee. Under the sub-advisory agreement, Investment Counsel pays Advisers a sub-advisory fee, in U.S. dollars, equal to a annual rate of 0.25% of Americas Government Securities Fund's average daily net assets. This fee is not a separate expense of Americas Government Securities Fund but is paid by Investment Counsel from the management fees it receives from the Americas Government Securities Fund.

Under an agreement by each Investment Manager to limit or waive its fees, for the fiscal years and periods indicated below, each Fund paid the following investment management fees:

                        MANAGEMENT FEES
                      (INCLUDING WAIVER)
                      YEAR ENDED MARCH 31                   1997        1996          1995
        ------------------------------------------------------------------------------------
        Growth and Income Fund.........................   $      0    $      0       $     0
        Infrastructure Fund............................    202,081     158,648        75,663(1)
        Americas Government Securities Fund............          0           0             0(2)
        Greater European Fund..........................          0           0(3)         --
        Latin America Fund.............................     51,427           0(3)         --

       (1) The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
       (2) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (3) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Absent the agreement by each Investment Manager to limit or waive its fees, for the fiscal years and periods indicated below each Fund (except for Infrastructure Fund) would have paid the following investment management fees:

                        MANAGEMENT FEES
                      (EXCLUDING WAIVER)
                      YEAR ENDED MARCH 31                   1997        1996          1995
        ------------------------------------------------------------------------------------
        Growth and Income Fund.........................   $157,964    $ 64,366       $25,969
        Americas Government Securities Fund............     27,267      19,280         7,036(1)
        Greater European Fund..........................     59,263      24,741(2)         --
        Latin America Fund.............................    133,551      44,350(2)         --

       (1) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (2) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

After July 31, 1998, these agreements may end at any time upon notice to the Board.

For the fiscal years ended March 31, 1997 and 1996, and the period June 27, 1994 to March 31, 1995, Investment Counsel paid Advisers sub-advisory fees of $0, $8,033 and $2,932.

Management Agreements. The management and sub-advisory agreements are in effect until August 1, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to an agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, or by the respective Investment Manager on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of Americas Government Securities Fund's outstanding voting securities, or by either Investment Counsel or Advisers on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the Funds. Prior to that date, Templeton Global Investors, Inc. provided the same services to the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Trust pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Trust's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is allocated between the Funds according to their respective average daily net assets.

Under an agreement by the administrators to limit or waive their fees, for the fiscal years and periods indicated above, each Fund paid the following administrative fees:

                     ADMINISTRATION FEES
                     (INCLUDING WAIVER)
                     YEAR ENDED MARCH 31                 1997          1996          1995
        -----------------------------------------------------------------------------------
        Growth and Income Fund.......................   $     0       $     0       $     0
        Infrastructure Fund..........................    40,416        31,729        15,126(1)
        Americas Government Securities Fund..........         0             0             0(2)
        Greater European Fund........................     9,376             0(3)         --
        Latin America Fund...........................    16,026             0(3)         --

       (1) The agreement to limit the expenses of Infrastructure Fund was terminated on April 15, 1995.
       (2) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (3) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Absent the agreement by the administrators to limit or waive their fees, for the fiscal years and periods indicated below each Fund (except for Infrastructure
Fund) would have paid the following administration fees:

                     ADMINISTRATION FEES
                     (EXCLUDING WAIVER)
                     YEAR ENDED MARCH 31                 1997          1996          1995
        -----------------------------------------------------------------------------------
        Growth and Income Fund.......................   $31,593       $12,868       $ 5,188
        Americas Government Securities Fund..........     6,819         4,822         1,752(1)
        Greater European Fund........................    11,851         4,949(2)         --
        Latin America Fund...........................    16,026         5,322(2)         --

       (1) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (2) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the respective Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by each Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of each Fund's assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, are the Funds' independent auditors. During the fiscal year ended March 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of each Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997, and review of the Trust's filings with the SEC.

HOW DO THE FUNDS BUY SECURITIES
FOR THEIR PORTFOLIOS?
---------------------------------------------------------

The Investment Managers select brokers and dealers to execute a Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, each Investment Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between its Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Each Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Each Investment Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to an Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to an Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services an Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits each Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, each Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of a Fund's shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to that Fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Fund's Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the fiscal years and periods indicated below, each Fund paid the following brokerage commissions:

                    BROKERAGE COMMISSIONS
                     YEAR ENDED MARCH 31                 1997          1996          1995
        -----------------------------------------------------------------------------------
        Growth and Income Fund........................  $35,486       $26,767       $11,237
        Infrastructure Fund...........................   71,025        56,451        63,971
        Americas Government Securities Fund...........        0             0             0(1)
        Greater European Fund.........................   21,967        17,067(2)         --
        Latin America Fund............................   50,579        20,945(2)         --

       (1) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (2) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

As of March 31, 1997, each Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

Each Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where a Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? -- Purchase Price of Fund Shares" in each Fund's Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of a Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges for all Funds except Americas Government Securities Fund:

                                         SALES
   SIZE OF PURCHASE - U.S. DOLLARS       CHARGE
-----------------------------------------------
Under $30,000........................      3.0%
$30,000 but less than $50,000........      2.5%
$50,000 but less than $100,000.......      2.0%
$100,000 but less than $200,000......      1.5%
$200,000 but less than $400,000......      1.0%
$400,000 or more.....................        0%

In conformity with local business practices in Taiwan, shares of Americas Government Securities Fund may be offered with the following schedule of sales charges:

                                         SALES
    SIZE OF PURCHASE - U.S. DOLLARS      CHARGE
-----------------------------------------------
Under $30,000..........................      3%
$30,000 but less than $100,000.........      2%
$100,000 but less than $400,000........      1%
$400,000 or more.......................      0%

Other Payments to Securities Dealers. For each Fund, except Americas Government Securities Fund, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

For Americas Government Securities Fund, Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of its shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds.

This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, or shares of Americas Government Securities Fund, as described in each Fund's Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with a Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of a Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in each Fund's Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in each Fund's Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in each Fund's Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In these circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
---------------------------------------------------------

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Trust is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by an Investment Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
---------------------------------------------------------

DISTRIBUTIONS

You may receive two types of distributions from a Fund:

1. Income dividends. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in a Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once following the end of the Fund's fiscal year. Each Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in each Fund's Prospectus, the Funds have elected to be treated as regulated investment companies under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

To qualify as a regulated investment company under the Code, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Dividends of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of the length of time you have held the Fund's shares, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to you, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's net investment income or net capital realized gain may be characterized as a return of capital to you or, in some cases, as capital gain. You will be notified annually as to the federal tax status of dividends and distributions you receive and any tax withheld thereon.

Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below your cost basis, the distribution nevertheless would be taxable to you as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

A Fund may invest in debt securities issued in bearer form. Special rules applicable to bearer debt may in some cases result in (i) treatment of gain realized with respect to such a debt security as ordinary income and (ii) disallowance of deductions for losses realized on dispositions of such debt securities. If these special rules apply, the amount that must be distributed to Fund shareholders may be increased as compared to a fund that did not invest in debt securities issued in bearer form.

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Funds' PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recogni-tion of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to you as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by that Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed if you do not itemize deductions, but in such case you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its Shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

Certain options, futures, and foreign currency forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to you as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and foreign currency forward contracts.

If a Fund invests in another investment company, it is possible that the Fund would not receive information or distributions from the underlying investment company in a time frame that permits the Fund to meet its tax-related requirements in an optimal manner. However, it is anticipated that the Fund would seek to minimize these risks. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares, or as a capital gain.

Upon the sale or exchange of your shares, you will realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and generally will be long-term if your holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by you on the sale of a Fund's shares held by you for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains you received with respect to such shares.

In some cases, you will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of your shares. This prohibition generally applies where (i) you incur a sales charge in acquiring the stock of a regulated investment company, (ii) the stock is disposed of before the 91st day after the date on which it was acquired, and
(iii) you subsequently acquire shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (i) you fail to furnish a Fund with your correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (ii) the IRS notifies you or a Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. You are advised to consult your own tax advisers for details with respect to the particular tax consequences of an investment in a Fund.

THE FUND'S UNDERWRITER
---------------------------------------------------------

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for all classes of each Fund's shares. Each underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. Each underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

For the fiscal years and periods indicated below, in connection with the offering of shares, each Fund paid the following aggregate underwriting commissions and, after allowances to dealers, Distributors retained the following net underwriting discounts and commissions and received the following compensation in connection with redemptions or repurchases of shares:

                       YEAR ENDED MARCH 31                    1997       1996       1995
        ----------------------------------------------------------------------------------
        GROWTH AND INCOME FUND
        aggregate underwriting commissions paid...........  $225,287   $145,909   $181,252
        net underwriting discounts and commissions
          retained........................................    39,159     29,841     22,379
        compensation received in connection with
          redemptions or repurchases......................     1,489         49          0
        INFRASTRUCTURE FUND
        aggregate underwriting commissions paid...........   173,935    211,424    677,878
        net underwriting discounts and commissions
          retained........................................    27,323     25,501     52,041
        compensation received in connection with
          redemptions or repurchases......................       747        456          0
        AMERICAS GOVERNMENT SECURITIES FUND
        aggregate underwriting commissions paid...........    62,167     19,359      7,179(1)
        net underwriting discounts and commissions
          retained........................................     5,018      2,021        963(1)
        compensation received in connection with
          redemptions or repurchases......................         0          0          0(1)
        GREATER EUROPEAN FUND
        aggregate underwriting commissions paid...........    96,312    112,442(2)       --
        net underwriting discounts and commissions
          retained........................................    15,811     (1,130)(2)       --
        compensation received in connection with
          redemptions or repurchases......................     6,203         14(2)       --
        LATIN AMERICA FUND
        aggregate underwriting commissions paid...........   215,273    190,756(2)       --
        net underwriting discounts and commissions
          retained........................................    35,174      9,226(2)       --
        compensation received in connection with
          redemptions or repurchases......................       852         20(2)       --

       (1) For the period June 27, 1994 (commencement of operations) to March 31, 1995.
       (2) For the period May 8, 1995 (commencement of operations) to March 31, 1996.

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plans. Under the Class I plans (which include the plan for all shares issued by Americas Government Securities Fund), each Fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

Under the Class I plans, the costs and expenses not reimbursed in any one given quarter (including costs and expenses not reimbursed because they exceed 0.35% of a Fund's average daily net assets attributable to Class I shares) may be reimbursed in subsequent quarters or years.

The Class II Plans. Under the Class II plans, Growth and Income Fund, Infrastructure Fund, Greater European Fund and Latin America Fund each pay Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by a Fund. Under the Class II plans, an additional 0.25% per year of Class II's average daily net assets may be paid as a servicing fee.

The Class I and Class II Plans. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of a Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with an Investment Manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended March 31, 1997, the total amounts paid by each Fund pursuant to the Class I and Class II plans, and the purpose for which they were used, are as follows:

                                         CLASS
GROWTH AND INCOME FUND        CLASS I     II
-----------------------------------------------
Advertising.................  $22,950   $ 5,340
Printing and mailing of
  prospectuses other than to
  current shareholders......   13,302     3,095
Payments to underwriters....      827     8,210
Payments to
  broker-dealers............   22,639    23,062
Other.......................        0         0
                              -------   -------
Total Amount Paid...........  $59,718   $39,707

                                         CLASS
GLOBAL INFRASTRUCTURE FUND    CLASS I     II
-----------------------------------------------
Advertising.................  $16,305   $ 1,323
Printing and mailing of
  prospectuses other than to
  current shareholders......   21,412     1,737
Payments to underwriters....    1,756     6,123
Payments to
  broker-dealers............   47,227    10,930
Other.......................        0         0
                              -------   -------
Total Amount Paid...........  $86,700   $20,113

AMERICAS GOVERNMENT
SECURITIES FUND               CLASS I
-------------------------------------
Advertising.................  $    95
Printing and mailing of
  prospectuses other than to
  current shareholders......   14,442
Payments to underwriters....    1,166
Payments to
  broker-dealers............    1,725
Other.......................        0
                              -------
Total Amount Paid...........  $17,428

                                         CLASS
GREATER EUROPEAN FUND         CLASS I     II
-----------------------------------------------
Advertising.................  $11,639   $ 3,161
Printing and mailing of
  prospectuses other than to
  current shareholders......    2,803       761
Payments to underwriters....      324     2,953
Payments to
  broker-dealers............    6,955    10,021
Other.......................        0         0
                              -------   -------
Total Amount Paid...........  $21,721   $16,896

                                         CLASS
LATIN AMERICA FUND            CLASS I     II
-----------------------------------------------
Advertising.................  $13,274   $ 3,345
Printing and mailing of
  prospectuses other than to
  current shareholders......    4,486     1,131
Payments to underwriters....      779     4,360
Payments to
  broker-dealers............   11,311    12,668
Other.......................        0         0
                              -------   -------
Total Amount Paid...........  $29,850   $21,504

HOW DO THE FUNDS MEASURE
PERFORMANCE?
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-year and from inception periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-year and from inception period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

For the periods indicated below, the average annual total return for each class of each Fund was as follows:

 AVERAGE ANNUAL TOTAL
        RETURN
 PERIOD ENDED MARCH 31   ONE YEAR   SINCE INCEPTION
---------------------------------------------------
GROWTH AND INCOME FUND
  Class I..............    9.55%         9.56%(1)
  Class II.............   13.25%        16.06%(2)
INFRASTRUCTURE FUND
  Class I..............    9.56%         4.97%(1)
  Class II.............   13.34%        11.44%(2)
AMERICAS GOVERNMENT
  SECURITIES FUND......   11.29%         8.98%(3)
GREATER EUROPEAN FUND
  Class I..............   14.74%         9.69%(4)
  Class II.............   18.68%        11.75%(4)
LATIN AMERICA FUND
  Class I..............   11.54%         9.43%(4)
  Class II.............   15.44%        11.54%(4)

(1) For the period March 14, 1994 (commencement of operations) to March 31,
1997.
(2) For the period May 1, 1995 (commencement of sales) to March 31, 1997.
(3) For the period June 27, 1994 (commencement of operations) to March 31, 1997.
(4) For the period May 8, 1995 (commencement of operations) to March 31, 1997.

These figures were calculated according to the SEC formula:

                                P(1+T)(n) = ERV

where:

P     =   a hypothetical initial payment of
          $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at the
          beginning of the one-year and since
          inception periods at the end of the
          one-year and since inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-year and since inception periods.

For the periods indicated below, the cumulative total return for each class of each Fund was as follows:

CUMULATIVE TOTAL RETURN
 PERIOD ENDED MARCH 31   ONE YEAR   SINCE INCEPTION
---------------------------------------------------
GROWTH AND INCOME FUND
  Class I..............    9.55%      32.07%(1)
  Class II.............   13.25%      33.48%(2)
INFRASTRUCTURE FUND
  Class I..............    9.56%      15.94%(1)
  Class II.............   13.34%      23.31%(2)
AMERICAS GOVERNMENT
  SECURITIES FUND......   11.29%      26.72%(3)
GREATER EUROPEAN FUND
  Class I..............   14.74%      19.18%(4)
  Class II.............   18.68%      23.46%(4)
LATIN AMERICA FUND
  Class I..............   11.54%      18.65%(4)
  Class II.............   15.44%      23.15%(4)

(1) For the period March 14, 1994 (commencement of operations) to March 31,
1997.
(2) For the period May 1, 1995 (commencement of sales) to March 31, 1997.
(3) For the period June 27, 1994 (commencement of operations) to March 31, 1997.
(4) For the period May 8, 1995 (commencement of operations) to March 31, 1997.

YIELD

Current Yield. Current yield of Americas Government Securities Fund shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the 30-day period ended March 31, 1997, was 5.02%.

This figure was obtained using the following SEC formula:

Yield   =   2 [(a-b + 1)(6) - 1]
               ----
                cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for Americas Government Securities Fund for the 30-day period ended March 31, 1997, was 6.48%.

VOLATILITY

Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Each Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the Investment Managers and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about each Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, each Fund and its Investment Manager may also refer to the following information:

(a) An Investment Manager and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

(d) The geographic and industry distribution of a Fund's portfolio and its top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, each Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) Each Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in a Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    - "Diversify by company, by industry and by country."

* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

    - "Always maintain a long-term perspective."

    - "Invest for maximum total real return."

    - "Invest -- don't trade or speculate."

    - "Remain flexible and open-minded about types of investment."

    - "Buy low."

    - "When buying stocks, search for bargains among quality stocks."

    - "Buy value, not market trends or the economic outlook."

    - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    - "Do your homework or hire wise experts to help you."

    - "Aggressively monitor your investments."

    - "Don't panic."

    - "Learn from your mistakes."

    - "Outperforming the market is a difficult task."

    - "An investor who has all the answers doesn't even understand all the questions."

    - "There's no free lunch."

    - "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in each Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------

A Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.

The Trust is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 2, 1997, the principal shareholders of each Fund, beneficial or of record, were as follows:

NAME AND ADDRESS         SHARE AMOUNT   PERCENTAGE
--------------------------------------------------
GROWTH AND INCOME
  FUND - CLASS I
Trukan & Co.                182,140          8%
250 N. Water Street
Suite 315
P.O. Box 3699
Wichita, KS 67201-3699
GROWTH AND INCOME
  FUND - CLASS II
Merrill Lynch, Pierce,       33,601          5%
  Fenner & Smith, Inc.
4800 Deer Lake Drive East
3rd Floor
Jacksonville, FL 32246
AMERICAS GOVERNMENT
  SECURITIES FUND
Templeton Global            327,506         58%
  Investors, Inc.
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Donaldson Lufkin Jenrette     50,437         8%
  Securities Corporation,
  Inc.
P.O. Box 2052
Jersey City, NJ
07303-9998
GREATER EUROPEAN
  FUND - CLASS I
Templeton Global             52,720          6%
  Investors, Inc.
500 East Broward
  Boulevard
Suite 2100
Fort Lauderdale, FL
33394-3091
PaineWebber - For the        52,401          6%
  Benefit of American
  Guaranty & Trust Co.
  Trustee for Sara
  Brianne Kiner Trust
P.O. Box 15627
Wilmington, DE 19850-5627

NAME AND ADDRESS         SHARE AMOUNT   PERCENTAGE
--------------------------------------------------
GREATER EUROPEAN
  FUND - CLASS II
Templeton Global             52,261         21%
  Investors, Inc.
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Donaldson Lufkin Jenrette     18,091         7%
  Securities Corporation,
  Inc.
P.O. Box 2052
Jersey City, NJ
07303-9998
GREATER EUROPEAN
  FUND - ADVISOR CLASS
Franklin Resources, Inc.      1,778         53%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Dorothy R. Silva, Jeffrey        956        28%
  R. Silva & Christopher
  W. Silva
1977 Grosse Avenue
Santa Rosa, CA 95404
Mary E. Little                  170          5%
8094 Shadowood Court
Granite Bay, CA 95746
LATIN AMERICA FUND -
  CLASS II
Templeton Global             50,659         13%
  Investors, Inc.
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
LATIN AMERICA FUND -
  ADVISOR CLASS
Daniel P. Sinton              2,063         18%
62 Vicksburg Street
San Francisco, CA 94114
Howard M. McEldowney          1,926         17%
951 Mariners Island Blvd.
Suite 665
San Mateo, CA 94404-1561
Franklin Resources, Inc.      1,815         16%
1850 Gateway Drive
6th Floor
San Mateo, CA 94404
Franklin Templeton Trust      1,644         14%
  Company - Custodian for
  the IRA of Roque
  Ramirez
5029 17th Street North
St. Petersberg, FL 33714
NAME AND ADDRESS         SHARE AMOUNT   PERCENTAGE
--------------------------------------------------
Franklin Templeton Trust      1,158         10%
  Company - Custodian for
  the IRA of Joseph E.
  Sedlick
13347 88th Place No.
Seminole, FL 33776-2410

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of each Fund of the Trust, for the fiscal year ended March 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
---------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the sub-advisor of Americas Government Securities Fund

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - Growth and Income Fund and Infrastructure Fund offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in each Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Americas Government Securities Fund offers a single class of shares and because its sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of Americas Government Securities are considered Class I shares for redemption, exchange and other purposes. Greater European and Latin America Fund offer three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in each Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Funds' administrator

Global Advisors - Templeton Global Advisors Limited, the investment manager of Growth and Income Fund and Greater European Fund

Investment Counsel - Templeton Investment Counsel, Inc., the investment manager of Infrastructure Fund and Latin America Fund; and Americas Government Securities Fund, through its Global Bond Managers division

Investment Manager(s) - The Investment Manager of Growth and Income Fund and Greater European Fund is Global Advisors; the Investment Manager of Infrastructure Fund and Latin America Fund is Investment Counsel; and in the case of Americas Government Securities Fund, the Investment Manager is Investment Counsel, through its Global Bond Managers division (collectively "Investment Managers")

Investor Services - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I (except Americas Government Securities Fund's maximum front-end sales charge is 4.25%) and 1% for Class II.

Prospectus - The prospectus dated August 1, 1997, as may be amended from time to time, for Growth and Income Fund, Infrastructure Fund, Americas Government Securities Fund, and the Class I and Class II shares of Greater European Fund and Latin America Fund (the "Region Funds").

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with each Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to a Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS
---------------------------------------------------------

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC - rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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